UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 27, 2026
Astec Industries, Inc.
(Exact name of registrant as specified in its charter)

Tennessee	001-11595	62-0873631
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1725 Shepherd Road, Chattanooga, Tennessee 37421
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (423) 899-5898

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	ASTE	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 27, 2026, the Board of Directors (the "Board") of Astec Industries, Inc. (the "Company") (i) increased the size of the Board from nine to ten members and (ii) appointed Mr. William E. Waltz as a member of the Board, effective October 29, 2026. Mr. Waltz will serve for an initial term expiring at the 2027 annual meeting of stockholders. The Board also appointed Mr. Waltz to the Board's Compensation Committee, also effective October 29, 2026.

Mr. Waltz, age 62, is the current President and Chief Executive Officer and a member of the board of directors of Atkore, Inc. (NYSE: ATKR), positions he has held since 2018. Mr. Waltz served as president of Atkore's core Electrical Raceway/Electrical Products division between 2013 to 2018. From 2009 until joining Atkore in 2013, Mr. Waltz was Chairman and Chief Executive Officer at Strategic Materials, Inc. Prior to that, he spent over a decade in various divisions of Pentair plc and started his career at General Electric Company and as a Deloitte management consultant. Mr. Waltz is also a director of Quanex Building Products Corporation (NYSE: NX).

The Board has determined that Mr. Waltz qualifies as "independent" under the requirements of the Nasdaq Stock Market LLC and the Company's Corporate Governance Guidelines. There are no arrangements or understandings with any person pursuant to which Mr. Waltz was elected as a director of the Company. In addition, there are no transactions directly or indirectly involving Mr. Waltz that would be required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Mr. Waltz will receive the annual compensation that the Company provides to other non-employee members of the Board.

Item 9.01. Financial Statements and Exhibits
(d)Exhibits

99.1	Press Release, dated July 30, 2026, issued by Astec Industries, Inc.
104	Cover Page Interactive Data File embedded within the Inline XBRL document

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Astec Industries, Inc.

Date: July 30, 2026	By:	/s/ Edward T. Gilbert Jr.
Edward T. Gilbert Jr.
General Counsel, Chief Compliance Officer & Corporate Secretary